EMPLOYMENT AGREEMENT


        THIS AGREEMENT is made as of the 21st day of August, 1995, by and between Miller Pipeline Corporation, an Indiana corporation ("Corporation") and a wholly owned subsidiary of IWC Resources Corporation ("Resources"), and Dale R. Miller, a resident of Indiana ("Employee").

                           RECITALS

        A. Employee has extensive business experience valuable to the Corporation, and desires to provide services to the Corporation upon the terms and conditions set forth in this Agreement;

        B. The Corporation wishes to employ Employee upon the terms and conditions set forth in this Agreement; and

        C. The Corporation currently engages in the business of installing, repairing and retrofitting underground pipelines and selling pipeline-related products and related businesses, with respect to which the Corporation has developed and expects to develop certain Confidential Information (as defined herein) which the Corporation desires and intends to protect.

        NOW, THEREFORE, in consideration of the premises, the mutual promises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                           AGREEMENT

        1. PRESIDENT AND CHIEF OPERATING OFFICER. The Corporation hereby employs Employee as President and Chief Operating Officer for the Corporation, and Employee hereby agrees to serve the Corporation in such capacities, upon the terms and conditions hereinafter set forth.

        2. TERM. The term of Employee's employment under this Agreement shall be for an initial term of five years commencing as of the date of this Agreement. This Agreement shall automatically renew for successive one (1) year periods after the Initial Term, but may be terminated at the end of the Initial Term or any renewal term by either the Corporation or Employee with prior written notice by the terminating party delivered to the other at least ninety (90) days before the end of the Initial Term or any renewal term as the case may be.

        3.   COMPENSATION.   Employee  shall  be  compensated  as
follows:

        (a) The base salary each year of the Initial Term shall be $190,000 and shall be paid in equal installments for the same periods and on the same dates that the Corporation uses for its other employees.

        (b)  Employee   shall   be   eligible  to  receive  bonus
   compensation as determined by the Corporation's Board of Directors in its sole discretion.

        4.   BENEFITS.

        (a) Employee shall be entitled to participate in all life, health or hospitalization insurance programs, or any other benefit plan or program, upon the terms and conditions of such programs, which the Corporation may from time to time provide or make available to other executives of the Corporation. In addition, upon the retirement of Employee from the Corporation, Employee shall be entitled to participate in any post-retirement health and hospitalization benefit program then available to the senior executives of Resources for as long as the Corporation remains a subsidiary of Resources.

        (b) Employee shall be reimbursed for any reasonable out-of-pocket expenses and travel expenses incurred by him in connection with the performance of the Corporation's business, in accordance with reasonable policies that may be established by the Corporation's Board of Directors from time to time applicable to reimbursement of expenses.

        (c) The Corporation shall continue to provide Employee with the use of a suitable automobile for business purposes on terms consistent with the past practice of the Corporation prior to its acquisition by Resources.

        (d) Employee shall be entitled to an annual vacation of up to five (5) weeks per year. Vacation may be taken at such time or times as Employee shall select, subject to the condition that it shall be taken at a time when his absence will not impair the Corporation's normal business functions. In no event shall Employee take more than two weeks vacation in any 30-day period without the prior consent of the Corporation. Unused vacation shall lapse at the end of each anniversary year, unless Employee is unable to use such vacation time because of requirements of the Corporation, in which event the Corporation shall permit the vacation to accumulate and to be taken in a succeeding year or years or shall reimburse Employee for such unused vacation days at his then applicable salary.

        (e) The right of Employee to indemnification for liability incurred as a result of his service as an officer or director of the Corporation pursuant to the Articles of Incorporation or By-Laws of the Corporation shall not be materially less than the indemnification rights available to officers and directors of Resources pursuant to its Articles of Incorporation and By-Laws.

        (f) Corporation shall provide Employee with office space and secretarial or similar support reasonably satisfactory to Employee.

        (g) Employee shall also be eligible to participate in the Resources Restricted Stock Plan for as long as the Corporation is a subsidiary of Resources.

        5.   TITLE, SERVICES AND DUTIES.

        (a) Employee is hereby employed to perform the services of President and Chief Operating Officer and discharge the duties necessary and appropriate thereto.

        (b) Employee's responsibilities shall include those matters typically performed by a chief operating officer, including responsibility for the day-to-day operations of the Corporation, and such other executive level duties as may be assigned to him from time to time by the Board of Directors.

        (c) Employee accepts the employment specified above and, during such employment, shall devote his full business time, attention, energy and skill to the business of the Corporation. This shall not preclude Employee from serving as a director of any other corporation which does not compete with the Corporation or from investing his assets in such form or manner as will not require his services in the operation of the affairs of the companies in which such investments are made or from devoting reasonable time to the affairs of charitable or civic organizations.

        (d) Employee shall not be required to relocate outside of the Indianapolis metropolitan area without his consent.

        6. COVENANT NOT TO COMPETE AND NOT TO DISCLOSE CONFIDENTIAL INFORMATION. Employee hereby acknowledges that by virtue of his position as President and Chief Operating Officer, and his employment hereunder, he will have advantageous familiarity with and knowledge about the Corporation's Confidential Information (as defined below). Therefore, Employee agrees as follows:

        (a) During Employee's employment by the Corporation and for a period of five (5) years thereafter, regardless of the reason or method of termination, Employee will not

             (i) engage (either directly or indirectly, as shareholder, partner, officer, director, consultant, employee or otherwise) in a business competitive with that of the Corporation within any geographical territory within which the Corporation has done business during the last twelve (12) months of his employment;

             (ii) solicit, take away, hire, employ or endeavor to employ any of the employees of the Corporation or any persons who were employees of the Corporation within the six (6) months prior to termination of Employee's employment; or

             (iii) lend money, guarantee loans, make gifts of money or other property, or otherwise lend financial or other assistance in any form to any person, firm, association, partnership, venture, corporation or other business entity who is engaged or will within the above period engage in any of the activities prohibited by the foregoing paragraphs (i) and (ii) of this paragraph.

             For purposes of this Agreement, a "business competitive with that of the Corporation" shall mean installing, repairing and retrofitting underground pipelines, selling pipeline-related products and any other business engaged in by the Corporation within the twelve (12) months immediately preceding termination of Employee's employment.

        (b) Employee agrees that information obtained by him regarding the sources of supply, processes, "know-how," merchandising methods, trade information, trade secrets, inventions, customer lists, confidential information relating to customers and customer requirements and all other
   confidential   information   regarding   the  affairs  of  the
   Corporation which comes to his attention by reason of his employment, including records of the foregoing ("Confidential Information") will be received by him in confidence, and agrees not to divulge any of such information to anyone except in the performance of his duties to the Corporation or as required by law. Employee agrees that all such records and copies of records shall be the property of the Corporation and agrees to keep such documents subject to the Corporation's custody and control, and to surrender to the Corporation such of those documents as are still in his possession at the termination of his employment. Employee further agrees to return to the Corporation at the Corporation's main office any and all sales catalogs, brochures, samples, sample cases, machinery, equipment and other sales aids, promptly upon termination of his employment.

        (c) Employee acknowledges that any violation of any provision of this paragraph 6 by him will cause irreparable damage to the Corporation, that such damages will be incapable of precise measurement and that, as a result, the Corporation will not have an adequate remedy at law to redress the harm which such violations will cause. Therefore, in the event of any violation of any provision of this paragraph 6 by Employee, Employee agrees that the Corporation shall be entitled to injunctive relief including, but not limited to, temporary and/or permanent restraining orders to restrain any violation of this paragraph 6 by Employee. Employee agrees to and hereby does submit to jurisdiction before any state or federal court of record in Marion County, Indiana, and Employee hereby waives any right to raise the questions of jurisdiction and venue in any action that may be brought in any such court by the Corporation against Employee alleging a violation of this paragraph 6.

        7. KEY-MAN INSURANCE. The Corporation shall be entitled, at its option and for its benefit, to carry insurance on the life of Employee under such policies, with such insurers, and in such amounts as the Corporation may determine. The Corporation shall own the policy and shall have the sole right to designate the beneficiary thereof, including naming itself. Employee shall cooperate with the Corporation in all reasonable respects necessary to cause the issuance of such policy, including without limitation, submission to such physical examinations and accurate completion of applications as the insurer selected by the Corporation may require. If Employee so requests, upon termination of Employee's employment with the Corporation, the Corporation will cooperate with Employee to permit transfer to Employee at Employee's sole cost of any policies of insurance on the life of Employee owned by the Corporation.

        8.   TERMINATION.   In  addition  to  the  provisions  of
paragraph 2, the Corporation may terminate this Agreement as follows:

        (a) Immediately for fraud, dishonesty, gross misconduct or similar conduct;

        (b) Upon 60 days written notice for cause, provided that such notice specifies in reasonable detail the failure(s) of Employee, and Employee does not correct such failures to the reasonable satisfaction of the Board of Directors of the Corporation within such 60 days period. For purposes of this Agreement, "cause" shall exist if Employee shall fail to perform in any material respect his obligations under this Agreement;

        (c) Upon ten (10) days' notice following Employee's being disabled in such a manner that materially affects Employee's ability to perform hereunder for a period of ninety
   (90) out of any consecutive one hundred-twenty (120) day period;

        (d)  Immediately upon Employee's death;

        (e)  Upon  mutual   agreement   by  the  Corporation  and
   Employee;

        (f) Immediately for material breach by Employee of the covenants in paragraph 6 hereof; and

        (g)  In accordance with the provisions of paragraph 2.

Employee may terminate this Agreement for any reason upon 30 days written notice to the Corporation.

        9. SEVERANCE BENEFITS. Upon termination, the Corporation shall pay the base salary then in effect through the date of termination and have no obligation to pay Employee any further salary or severance benefits under this Agreement; provided, however, that Employee shall be entitled to any benefits payable under the terms of any benefit plans of the Corporation or Resources in which Employee participates.

        10. SEVERABILITY. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect (including, without limitation, the geographical and temporal restrictions contained in paragraph 6 hereof), such provisions shall be modified or deleted in such a manner so as to make this Agreement as modified legal and enforceable to the fullest extent permitted under applicable law.

        11. PARTIES BOUND. All provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

        12. EFFECT AND MODIFICATION. This Agreement comprises the entire agreement between the parties with respect to the subject matter hereof and supersedes all earlier agreements relating to the subject matter hereof. No statement or promise, except as herein set forth, has been made with respect to the subject matter of this Agreement. The headings of the individual paragraphs herein are for convenience only and shall not be deemed to be a substantive part of this Agreement. No modification or amendment hereof shall be effective unless in writing and signed by Employee and an officer of the Corporation (other than Employee).

        13. NON-WAIVER. The Corporation's or Employee's failure or refusal to enforce all or any part of, or the Corporation's or Employee's waiver of any breach of this Agreement, shall not be a waiver of the Corporation's or Employee's continuing or subsequent rights under this Agreement, nor shall such failure or refusal or waiver have any effect upon the subsequent enforceability of this Agreement.

        14. ASSIGNABILITY. This Agreement may be assigned without the consent of Employee by the Corporation to any of its affiliates which continues the business theretofore conducted by the Corporation. Except as provided above, this Agreement may not be assigned by either party, whether by operation of law or otherwise, in whole or in part, without the prior written consent of the other party.

        15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute one and the same Agreement.

        16. GOVERNING LAW. This Agreement shall be governed by the internal laws of the State of Indiana.

        17. NOTICE. Any notice, request, instruction or other document to be given hereunder to any party shall be in writing and delivered by hand, telegram, registered or certified United States mail, return receipt requested, or other form of receipted delivery, with all expenses of delivery prepaid, as follows:

        If to Employee:          Dale R. Miller
                                 27 Stoneybrook Drive
                                 Brownsburg, Indiana 46112

        If to the Corporation:   Miller Pipeline Corporation
                                 1220 Waterway Boulevard
                                 Indianapolis, Indiana 46202
                                 Attention:  Board of Directors

and to such other addresses or to such other parties as either the Corporation or Employee may designate by giving notice to the other.


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

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.
                                 "Employee"

                              /S/ DALE R. MILLER
                            Dale R. Miller



                            "Corporation"

                            MILLER PIPELINE CORPORATION

                            By   /S/ DOUGLAS S. BANNING, JR.
                               Name: Douglas S. Banning, Jr.
                               Title: Secretary/Treasurer


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